SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

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Filed by a Party other than the Registrant [   ]

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[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material under Rule14a-12

Emerging Markets Growth Fund, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

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[  ]        Fee paid with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Emerging Markets Growth Fund, Inc.
Meeting of Shareholders — November 10, 2011

Important notice

A meeting of shareholders of Emerging Markets Growth Fund, Inc. will take place on November 10, 2011.  It is very important that you take a few minutes to read the enclosed material in full and vote your shares as soon as possible.  Registered investment companies are required to obtain shareholders’ approval for certain issues and as a shareholder, you have the right to vote on these matters.

While you are welcome to attend the meeting, most shareholders cast their vote by completing and signing the enclosed proxy card, by calling or by voting via the Internet.  The shareholder meeting is expected to be very brief because there will be no planned investment discussion.  Please call Lyna Chon at (213) 615-0244 if you plan to attend, would like to obtain directions, or have any other questions. Regardless of your decision to attend at this time, please cast your vote as soon as possible.  Voting now will ensure that your vote is counted if you are unable to attend, and will not prevent you from attending the meeting and voting in person instead.

Please don’t hesitate.  Vote your shares today.  Your prompt response will help reduce proxy costs — which are paid for by the Fund — and will also help you avoid receiving follow-up telephone calls or mailings.  Voting by the Internet or telephone lowers the Fund’s proxy costs even further.

Thank you.

Sincerely,

Laurie D. Neat
Secretary

Emerging Markets Growth Fund, Inc.

Notice of Meeting of Shareholders
November 10, 2011

To the Shareholders of Emerging Markets Growth Fund, Inc.:

Notice is hereby given that a meeting of shareholders of Emerging Markets Growth Fund, Inc., a Maryland corporation (the “Fund”), will be held at 11:00 a.m. local time on Thursday, November 10, 2011, at 333 South Hope Street, Los Angeles, California 90071.  The purpose of the meeting is to consider and vote on the following matters described in the accompanying Proxy Statement:

1.	The election of 14 Directors for the Fund.
2.	To consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record of the Fund at the close of business on August 12, 2011, are entitled to notice of and to vote at the meeting or any adjournment thereof.

In accordance with the Fund’s By-Laws, the proposed business cannot be conducted at the meeting unless the holders of a majority of the outstanding shares of the Fund on the record date are present in person or by proxy.  Therefore, please mark, sign, date and return the enclosed proxy card or cast your vote by telephone or the Internet, as soon as possible.  You may revoke your proxy at any time before its use.

By order of the Board of Directors,

Laurie D. Neat
Secretary

September 12, 2011

Important Notice Regarding the Availability of Proxy Materials
for the Emerging Markets Growth Fund Shareholder Meeting
to be Held on November 10, 2011

In addition to the full set of proxy materials being delivered to you by mail, the proxy materials are also available on a publicly accessible website, where you can view and print the materials at any time.

The proxy materials for the meeting are available at:

www.eproxy.com/emgf

On this site you can view the Proxy Statement and Form of Proxy. Just follow the steps outlined on the website.

You can help the Fund avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods:  (i) by calling the toll-free number as described in the enclosed insert; (ii) by accessing the Internet as described above and in the enclosed insert; or (iii) by marking, signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

Emerging Markets Growth Fund, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025

Proxy Statement
Meeting of Shareholders
November 10, 2011

The enclosed proxy is solicited by the Board of Directors (“Board”) of Emerging Markets Growth Fund, Inc. (the “Fund”) in connection with the meeting of shareholders to be held at 11:00 a.m. local time on Thursday, November 10, 2011, at 333 South Hope Street, Los Angeles, California 90071.  As discussed more fully below, shareholders are being asked to vote on a proposal to elect 14 Directors (each, a “Director” and collectively the “Directors”) for the Fund.  The Board knows of no business other than the election of Directors that will be presented for consideration at the meeting.  If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.  This Proxy Statement and proxy card are being mailed to shareholders on or about September 12, 2011.

With respect to the election of Directors, assuming there is a quorum, the 14 nominees receiving the highest number of votes will be elected. If you complete, sign and mail the enclosed proxy card in the postage-paid envelope provided, or record your vote via telephone or the Internet in time to be voted at the meeting, your shares will be voted exactly as you instruct.  If you simply sign the proxy card without otherwise completing it, your shares will be voted “for” the nominated Directors.  Your proxy can be revoked at any time before its exercise, either by filing with the Fund a written notification of revocation, by delivering a duly executed proxy card or a telephonic or Internet vote bearing a later date, or by attending the meeting and voting in person.  All shares that are present in person or by proxy, whether or not voted, are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, as are broker “non-votes” (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares).  However, broker non-votes are not counted as part of the vote necessary to approve the proposals.

To obtain the necessary representation at the meeting, supplementary solicitations may be made by mail, telephone, facsimile, electronic or other means of communication, by Officers or employees of the Fund or its affiliates, or proxy solicitation firms.

If sufficient votes are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies.  The persons named as proxies may vote all proxies in favor of such adjournment.

General Information

The Fund is a diversified open-end interval management investment company (“open-end interval fund”).  In accordance with an order from the U.S. Securities and Exchange Commission (“SEC”) permitting the Fund to operate as an open-end interval fund, the Fund redeems its shares at monthly intervals.  At the close of business on August 12, 2011, the record date fixed by the Board for the determination of shareholders entitled to notice of and to vote at the meeting, there were 1,689,451,897 outstanding shares of capital stock, the only authorized class of securities of the Fund.  There is no provision for cumulative voting and the number of shares outstanding equals the number of votes entitled to be cast.

Attached as Appendix A is a table that identifies those investors who owned or were known to own beneficially 5% or more of the outstanding shares of the Fund as of August 5, 2011.

Capital International, Inc. is the investment adviser to the Fund and is located at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025, 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618. The Fund’s principal underwriter is American Funds Distributors, Inc., located at 333 South Hope Street, Los Angeles, California 90071.

The enclosed proxy is solicited by and on behalf of the Board of the Fund.  The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials.  In addition to solicitation by mail, certain Officers and Directors of the Fund or associates of the adviser’s affiliates who will receive no extra compensation for their services may solicit by telephone, facsimile, electronic or other means of communication.  The Fund has retained Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02169, to solicit proxies by mail at an anticipated cost of $3,900 plus postage expenses.

We urge all shareholders to vote their shares by mail, telephone or the Internet. If voting by mail, please mark, sign, date, and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States.  To vote your proxy by telephone or the Internet, please follow the instructions that appear on the enclosed insert.

Proposal 1: Election of Directors

Fourteen Directors are to be elected at the meeting, each to hold office until his or her successor is elected and qualified.  The 14 nominees receiving the highest number of votes will be elected. Because it is not anticipated that meetings of shareholders will be held each year, the Directors’ terms will be indefinite in length.

Each of the nominees has agreed to serve as Director if elected.  If any unforeseen event prevents one or more of the nominees from serving as Director, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the Board shall recommend.

All of the nominees for Director except Walter G. Borst, Gary Bruebaker, Luis Freitas de Oliveira, John P. Rohal, and David H. Zellner were elected by the shareholders at previous shareholder meetings.  Messrs. Borst, Bruebaker, Rohal, and Zellner were elected by the Directors, including a majority of Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (“1940 Act”), generally during the Fund’s last completed fiscal year. Mr. Oliveira, a portfolio manager for the Fund, has been recommended by senior management of the investment adviser.  Each of Messrs. Borst, Bruebaker, Rohal, and Zellner has been drawn from larger shareholders of the Fund or an affiliated emerging markets fund.

All of the nominees for Director except Luis Freitas de Oliveira, Victor D. Kohn, and Shaw B. Wagener are independent or “non-interested” Directors. The Fund’s Committee on Directors and Board of Directors select independent Directors with a view toward constituting a Board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Fund’s service providers, decide upon matters of general policy and represent the long-term interests of Fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of current Directors of the Fund, with a view toward maintaining a Board that is diverse in viewpoint, experience, education and skills.

When assessing independent Director candidates, the Board considers a number of factors, such as whether a candidate: has an understanding of the nature of the Fund’s business; has emerging markets experience; is qualified to fulfill the legal and fiduciary obligations imposed on Directors; is drawn from the Fund’s larger shareholders; reflects the diversity of the Fund’s shareholder base; would maintain the Board’s international composition; and/or has the necessary experience to be an “audit committee financial expert” as defined under the regulations adopted by the SEC.

Each independent Director has significant experience in business, not-for-profit organizations, asset management, government service, accounting or other professions. Although no single list could identify all experience upon which the Fund’s independent Directors draw in connection with their service, the following table summarizes key experience for each independent Director. These references to the qualifications, attributes and skills of the Directors are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any Director or the Board as a whole. Notwithstanding the accomplishments listed below, none of the independent Directors is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.

The Fund’s interested Directors have similar qualifications, skills and attributes as the independent Directors. The interested Directors are senior executive officers of Capital International, Inc. or its affiliates. This management role with the Fund’s service provider or affiliates also permits them to make a significant contribution to the Fund’s Board.

The following table sets forth certain information about each of the nominees for Director.

Board of Directors
Emerging Markets Growth Fund, Inc.

“Non-interested” Directors
Name and Age	Position(s) Held with Fund	Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex2 Overseen by Director or Nominee for Director3	Other Directorships4 Held by Director or Nominee for Director	Other Relevant Experience and Qualifications
Walter G. Borst5 49	Director	Since 2010	Chairman, Chief Executive Officer, President and Chief Investment Officer, General Motors Investment Management Corporation; Vice President and Treasurer, General Motors Company; Treasurer, General Motors Corporation	1	GMAM Absolute Return Strategies Fund, LLC	• Service as chief investment officer and other senior corporate management experience, asset management • Corporate board experience • Service on board of investment committee • M.B.A.
Gary Bruebaker 56	Director	Since 2011	Chief Investment Officer, Washington State Investment Board	1	None	• Municipal financial management experience • M.B.A., C.F.A., C.P.A., and Certified Cash Manager
Paul N. Eckley 56	Director	Since 2005	Senior Vice President, Investments, State Farm Insurance Companies	1	None	• Senior corporate management experience, asset management • Member of consumer, international affairs, and non-profit organizations • M.B.A. and C.F.A.

Beverly L. Hamilton 64	Chairman of the Board (Independent and Non-Executive)	Since 1991	Retired President, ARCO Investment Management Company	1	Oppenheimer Funds (director for 38 portfolios in the fund complex)
• Service as chief investment officer and other senior corporate management experience, asset management
• Corporate board experience
• Service on advisory and trustee boards for charitable, educational, municipal and non-profit organizations

Raymond Kanner 58	Director	Since 1997	Managing Director and Chief Investment Officer, IBM Retirement Funds; former Director, Global Equity Investments, IBM Retirement Funds	1	None
• Service as chief investment officer and other senior corporate management experience, asset management
• Service on advisory boards and investment committees of educational, charitable and non-profit organizations
• M.B.A. and M.Ph.

L. Erik Lundberg 51	Director	Since 2005	Chief Investment Officer, University of Michigan	1	None	• Senior corporate management experience, asset management • Service on board of investment-related organization • Service on investment committee for charitable foundation • M.B.A. and C.F.A.
Helmut Mader 69	Vice Chairman of the Board (Independent and Non-executive)	1986-1991; 1992-present	Managing Director, Mader Capital Resources GmbH	1	None
• Senior corporate management experience, global banking and asset management
• Service as deputy chairman of the Advisory Board of the German Stock Exchange
• Member of German Association for Financial Analysis and Asset Management
• Service on advisory boards of multiple international companies and non-profit organizations

William B. Robinson 73	Director	Since 1986	Director, Reckson Asset Management Australia Limited; former Director, Unwired Australia Group Limited (Internet service provider) (until 2007)	1	None
• Senior corporate management experience, asset management
• Service as executive officer of multiple international organizations
• Member of A.A.S.A. (Association Australian Society of Accountants)
• F.A.I.C.D. (Fellow Australian Institute of Company Directors)

John P. Rohal 64	Director	Since 2011	Managing Director, Public Equities, Makena Capital Management, LLC	1	RS Investments (director for 37 portfolios in the fund complex)	• Senior corporate management experience, asset management • Service on advisory board for educational, charitable and non-profit organizations • M.B.A.
Aje K. Saigal 55	Director	Since 2000	Director of Economics and Investment Strategy, Government of Singapore Investment Corporation Pte. Limited	1	None	• Senior corporate management experience, asset management • C.F.A. and M.Sc (Management)

David H. Zellner 56	Director	Since 2010	Chief Investment Officer, General Board of Pension and Health Benefits of The United Methodist Church	1	None	• Senior corporate management experience, oil company • Service on board of humanitarian organization • M.B.A. and C.M.A (inactive)

Board of Directors
Emerging Markets Growth Fund, Inc.

“Interested” Directors6
Name and Age	Position(s) Held with Fund	Length of Time Served1	Principal Occupation(s) During Past 5 Years7	Number of Portfolios in Fund Complex2 Overseen by Director or Nominee for Director3	Other Directorships4 Held by Director or Nominee for Director
Victor D. Kohn 53	President, Chief Executive Officer and Director	Since 1996	President and Director, Capital International, Inc.	1	None
Luis Freitas de Oliveira 44	Nominee	–	Director, Capital International, Inc.; Chairman, Corporate Manager, Senior Vice President, Capital International Sàrl.8	1	None
Shaw B. Wagener 52	Director	Since 1997	Chairman of the Board, Capital International, Inc.; Chairman of the Board, Capital Group International, Inc.; 8 Senior Vice President, Capital Guardian Trust Company; 8 Director, The Capital Group Companies, Inc. 8	1	None

1	Under the Fund’s bylaws, Directors and Officers of the Fund serve until their resignation, removal or retirement.

2	Capital International, Inc. serves as investment adviser for the Fund, and does not act as investment adviser for other registered investment companies.

3	The number of portfolios overseen by a Director or nominee for Director includes portfolios that a nominee would oversee if elected.

4
This includes all directorships (other than those with the Fund) that are held by each Director as a director of a public company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.

5
On June 1, 2009, General Motors Corporation and its direct and indirect subsidiaries Saturn LLC, Saturn Distribution Corporation and Chevrolet-Saturn of Harlem, Inc. filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Mr. Borst was the Treasurer of General Motors Corporation at the time such voluntary petition in bankruptcy was filed. On July 10, 2009, General Motors Company acquired substantially all of the assets and assumed certain liabilities of General Motors Corporation pursuant to a sale under Section 363 of the US Bankruptcy Code. Mr. Borst served as Vice President and Treasurer of General Motors Company until his appointment as CEO of General Motors Investment Management Corporation effective May 1, 2010.

6
An “interested” Director is one as defined within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the Fund’s investment adviser, Capital International, Inc. or affiliated entities.

7	Includes positions, if any, as an officer, employee, director, or general partner held with affiliated persons or principal underwriters of the Fund.

8	Company affiliated with Capital International, Inc.

The address for all Directors of the Fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, 90025. Shareholders may communicate with the Board of Directors by sending correspondence to that address, in care of the Fund’s Secretary.

Board of Directors
Emerging Markets Growth Fund, Inc.

Director Fund Ownership and Compensation

No compensation is paid by the Fund to any Director who is a director, officer or employee of Capital International, Inc. or its affiliates.  In 1998, the Fund began compensating Directors who are not affiliated with Capital International, Inc.  Effective January 1, 2011, the Fund pays to each “non-interested” Director an annual fee of $54,000 plus an additional annual retainer fee of (i) $30,000 to the independent chair of the Board, (ii) $8,000 to the independent vice chair of the Board, (iii) $10,000 to the Audit Committee chair and $6,000 each to the Committee on Directors chair and the Contracts Committee chair.  The Fund also pays “non-interested” Directors $9,000 for each Board meeting attended and $2,000 for each committee meeting attended as a member of such committee, except for the independent chair who is paid the $2,000 attendance fee for attending any committee meeting either as a member or nonmember.  Additionally, a $2,000 attendance fee is paid to the “non-interested” Director who serves as the Fund’s representative and attends committee meetings held by certain private equity funds that have been organized by Capital International, Inc. and in which the Fund has invested.  Certain Directors are prohibited from receiving fees based on their employers’ policies.  Certain Directors have elected, on a voluntary basis, to defer all or a portion of their fees through the Fund's deferred compensation plan.  The Fund also pays the expenses of attendance at Board and committee meetings for the “non-interested” Directors.

During the 2011 fiscal year, the full Board held a total of four meetings.  Each incumbent Director attended at least 75 percent of the aggregate of the total number of meetings of the Board (held during the period for which he or she has been a Director) and the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served).

Pursuant to the Fund’s bylaws, the Fund is not required to hold annual meetings of its shareholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940. The Fund’s last shareholder meeting was held in 2006.

For each of the nominees for Director, the table below shows the value of their holdings in the Fund, as well as information on the compensation and benefits received by each during the last fiscal year, July 1, 2010 – June 30, 2011.

Name of Director or Nominee	Dollar Range1 of Equity Securities in Fund as of June 30, 2011	Total Aggregate Compensation From Fund2
“Non-interested” Directors3
Walter G. Borst	None	$62,6674
Gary Bruebaker	None	None
Paul N. Eckley	Over $100,000	$101,500
Beverly L. Hamilton	Over $100,000	$124,000
Raymond Kanner	$10,001 - $50,000	$94,0004
L. Erik Lundberg	None	$98,000
Helmut Mader	Over $100,000	$114,200
William B. Robinson	None	$92,500
John P. Rohal	None	None
Aje K. Saigal	None	$104,7004
David H. Zellner	None	$92,500
“Interested” Directors5,6
Victor D. Kohn	Over $100,000	None
Luis Freitas de Oliveira	None	None
Shaw B. Wagener	Over $100,000	None

1	Ownership disclosure is made using the following ranges: none, $ 1-$ 10,000, $ 10,001-$ 50,000, $ 50,001-$ 100,000, or over $ 100,000.
2
Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the Fund in 1998. Compensation deferred under the Plan is credited to an account established in the name of each Director on the books of the Fund, to which deferred compensation is credited. Deferred compensation so credited will be deemed to be invested for purposes of future earnings in one or more investment options, but the deferred compensation amounts payable to the Director, as adjusted for any earnings, are not funded and are general unsecured liabilities of the Fund until paid to the Director. Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) through the 2011 fiscal year for the participating Directors is as follows: Beverly L. Hamilton ($1,340,218), Helmut Mader ($85,709), William B. Robinson ($172,885), and David H. Zellner ($23,819).

3	Six of the “non-interested” Directors have a business affiliation with an institutional shareholder in the Fund.
4	Compensation was paid to the Director’s employer.
5	An “interested” Director is one as defined within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s investment adviser, Capital International, Inc. or affiliated entities.
6	No compensation is paid by the Fund to any Director who is a director, officer or employee of Capital International, Inc. or its affiliates.

The Fund is the only registered investment company managed by Capital International, Inc. No pension or retirement benefits are accrued to any nominee as part of the Fund’s expenses.

Management of the Fund

Leadership Structure

The Board of Directors’ Chairman is currently an independent Director who is not an “interested person” of the Fund within the meaning of the 1940 Act. The Board of Directors has determined that an independent chairman facilitates oversight and enhances the effectiveness of the Board. The independent chairman’s duties include, without limitation, generally presiding at meetings of the Board, approving Board meeting schedules and agendas, leading meetings of the independent Directors in executive session, facilitating communication with committee chairs, and serving as the principal independent Director contact for Fund management and independent Fund Counsel.

Risk Oversight

The Board of Directors has delegated day-to-day Fund management to the Fund’s investment adviser, which is responsible for managing all Fund operations, including without limitation, processes and associated risks relating to the Fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The Board meets periodically and receives reporting on various processes that the Fund’s investment adviser and other service providers have implemented to manage relevant risks. For example, the Board receives regular reporting regarding risks related to investments, such as portfolio holdings, country and industry diversification and investment results.

In addition, committees of the Fund’s Board receive reporting on certain activities and related risks and report back to the full Board. For example, the Fund’s Audit Committee oversees the processes and certain attendant risks relating to financial reporting and controls.

The Board also receives compliance reports from the Chief Compliance Officer of the Fund addressing broad areas of risk. In addition, from time to time, the Board meets directly with business area managers responsible for certain activities, such as portfolio compliance management or trading, and periodically receives ad hoc reporting on other areas of interest.

Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s objectives. As a result of the foregoing and other factors, the ability of the Fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees

The Fund has an Audit Committee comprised of Walter G. Borst, Gary Bruebaker, Paul N. Eckley (Chair), L. Erik Lundberg, John P. Rohal, and David H. Zellner, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act.  The function of the Audit Committee is oversight of the Fund’s (1) accounting and financial reporting policies and practices, (2) internal controls over financial reporting and (3) financial statements. The Fund’s Audit Committee acts as a liaison between the Fund’s independent registered public accounting firm (who reports directly to the Audit Committee) and the full Board.  There were three Audit Committee meetings held during the fiscal year ended June 30, 2011.

The Fund has a Committee on Directors comprised of Raymond Kanner, Helmut Mader, William B. Robinson, and Aje K. Saigal, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act.  Attached as Appendix B is the Charter of the Committee on Directors, which has been adopted by the Committee setting forth its primary duties.  The Committee on Directors periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board.  The Committee on Directors also evaluates, selects and nominates independent director candidates to the full Board.

While the Committee on Directors normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Committee on Directors, c/o the Secretary of the Fund at 333 South Hope Street, 55th Floor, Los Angeles, California, 90071, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee on Directors (see also “Shareholder Proposals” below).  Although there are no specific minimum qualifications that the Committee has established for independent director candidates, in evaluating candidates, the Committee on Directors will take into account all factors it considers relevant, including whether the candidate: has an understanding of the nature of the Fund’s business; brings emerging markets experience; is qualified to fulfill the legal and fiduciary obligations imposed on directors; reflects the diversity of the Fund’s shareholder base; would maintain the Board’s international composition; and/or has the necessary experience to be an “audit committee financial expert” as defined under the regulations adopted by the SEC.  Four Committee on Directors meetings were held for the Fund during the fiscal year ended June 30, 2011.

The Fund has a Contracts Committee comprised of all Directors who are not considered to be “interested persons” of the Fund within the meaning of the 1940 Act.  The Contracts Committee’s function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and the Fund’s investment adviser or the investment adviser’s affiliates that the Fund may enter into, such as the Investment Advisory and Service Agreement and the Principal Underwriting Agreement, and to make its recommendations to the full Board on these matters.  One Contracts Committee meeting was held for the Fund during the fiscal year ended June 30, 2011.

Officers
Emerging Markets Growth Fund, Inc.

Name and Age	Position(s) Held with Fund	Length of Time Served1	Principal Occupation(s) During Past 5 Years and Positions Held with Affiliated Entities
Michael A. Felix 50	Vice President and Treasurer	Since 1993
Senior Vice President, Treasurer and Director, Capital International, Inc.; Senior Vice President, Treasurer and Director, Capital Guardian Trust Company; 2 Director, Capital Group Research, Inc.;2   Senior Vice President and Treasurer, Capital Guardian (Canada), Inc.; 2  Principal Financial Officer, Capital Group International, Inc. 2

Peter C. Kelly 52	Vice President	Since 1996
Senior Vice President, Senior Counsel, Secretary and Director, Capital International, Inc.; Senior Vice President, Senior Counsel and Director, Capital Guardian Trust Company;2 Secretary, Capital Group International, Inc.2

Robert H. Neithart 46	Vice President	Since 2000
Senior Vice President, Capital International Research, Inc.; 2 Chairman of the Board, Capital Strategy Research, Inc.; 2  Senior Vice President, Capital Guardian Trust Company; 2  Senior Vice President – Fixed Income, Capital Research and Management Company 2

Abbe G. Shapiro 51	Vice President	Since 1997	Vice President, Capital International, Inc.; Vice President, Capital Guardian Trust Company; 2 Vice President - Institutional Investment Services Division, The Capital Group Companies, Inc. 2
Lisa B. Thompson 45	Vice President	Since 2000	Senior Vice President, Capital Guardian Trust Company; 2 Director, Capital Strategy Research, Inc.’ 2 Director, The Capital Group Companies, Inc. 2
Ricardo V. Torres 41	Vice President	Since 2006	Senior Vice President, Capital International Research, Inc. 2
Laurie D. Neat 40	Secretary	Since 2005	Assistant Vice President, Capital International, Inc.; Assistant Vice President, Capital Guardian Trust Company2
Bryan K. Nielsen 38	Assistant Treasurer	Since 2006	Vice President, Capital International, Inc.; Vice President, Capital Guardian Trust Company2

1	Officers of the Fund serve until their resignation, removal or retirement.
2	Company affiliated with Capital International, Inc.

No Officer, Director or employee of Capital International, Inc. or its affiliates receives any remuneration from the Fund.
The address for all Officers of the Fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, 90025-3384, Attention: Secretary of the Fund. Correspondence intended for Officers should be sent to this address.

Additional Information

Independent registered public accounting firm

The Board (including a majority of Directors who are not “interested persons” of the Fund as that term is defined in the 1940 Act) has selected PricewaterhouseCoopers LLP (“PwC”) to act as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2012.  PwC has served as the Fund’s independent registered public accounting firm since the Fund’s inception.  The Fund does not expect representatives of PwC to be present at the shareholder meeting, but they will have the opportunity to make a statement if they wish, and they will be available should any matters arise requiring their presence. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of its independent auditor.

The Audit Committee of the Fund has discussed with PwC representatives the independence of PwC from the Fund and its management, including the matters disclosed in the letter from PwC required by independence standards for public accounting firms, and also considered whether the provision of non-audit services described below is compatible with maintaining its independence.

SEC rules require the disclosure of professional fees billed to the Fund, the investment adviser and affiliates of the investment adviser providing services to the Fund, during each of the Fund’s last two fiscal years, as follows:

Billed to the Fund:	2010	2011

Audit fees.................................................................	$114,000	$121,000

Audit-related fees.....................................................	None	None

Tax fees....................................................................	$94,000	$77,000

The tax fees for 2010 and 2011 consist of professional services relating to: preparing the Fund’s federal and state income tax returns (2010: $12,000, 2011: $12,000); preparing the local tax return and routine tax compliance services in India and Venezuela (2010: $32,000, 2011: $50,000); and other tax services in India (2010: $50,000, 2011: $15,000).

All other fees............................................................	None	None

Billed to the Investment Adviser and its affiliates:	2010	2011

 (Includes only fees for non-audit services billed to the investment adviser and its affiliates that provide ongoing services to the Fund for engagements that relate directly to the operations and financial reporting of the Fund and that were subject to the pre-approval policies described below.)

Audit-related fees......................................................	None	None

Tax fees...................................................................	$4,000	$10,000

All other fees............................................................	None	None

Pre-Approval Policies

Pursuant to the Audit Committee Charter, the Fund’s Audit Committee will pre-approve all audit and permissible non-audit services that the Audit Committee considers compatible with maintaining the accountant’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Fund, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.  The Audit Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee Chair and one other member of the Committee are authorized to jointly review and pre-approve all other audit and permissible non-audit services, provided that such pre-approvals are presented to the full Committee at its next scheduled meeting.  The pre-approval requirement is waived with respect to non-audit services if certain conditions are met.  The pre-approval requirement was not waived for any of the services listed above.

Aggregate non-audit fees paid to the Fund’s accountant, including fees for all services billed to the Fund and investment adviser and affiliates that provide ongoing services to the Fund were $98,000 for fiscal year 2010 and $87,000 for fiscal year 2011.  The non-audit services represented by these amounts were brought to the attention of the Audit Committee and considered to be compatible with maintaining the accountant’s independence.

Other Matters

Neither the persons named in the enclosed proxy nor the Board is aware of any matters that will be presented for action at the meeting other than matters described above.  If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Fund and the Fund’s shareholders.

Shareholder Proposals

The Fund does not hold annual shareholders meetings. Meetings of shareholders may be called from time to time by either the Fund or the shareholders.  Shareholder proposals that comply with applicable rules under the Securities Exchange Act of 1934 may be included in a Fund’s proxy statement for a particular meeting.  The rules currently require that for future shareholder meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.  In addition, the rules require that a proposal submitted for inclusion in the Fund’s proxy materials for a subsequent shareholders meeting be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.  A proposal submitted less than a reasonable time before the Fund begins to print and mail the proxy materials will be deemed untimely and will not be included in the Fund’s proxy statement for the subsequent meeting.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

Any shareholder proposals for inclusion in proxy materials for a subsequent shareholders meeting must be submitted in writing to the Secretary of the Fund, at 333 South Hope Street, 55th Floor, Los Angeles, California 90071.  Any such proposals must comply with all the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.  Shareholders wishing to suggest candidates to the Fund’s Committee on Directors for consideration as directors may do so by submitting a written notice to the Committee on Directors, in care of the Secretary of the Fund.  The notice must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee on Directors.

Annual Report Delivery

The Fund will furnish, upon request and without charge, a copy of its most recent annual report and/or semi-annual report, to any shareholder. Such requests should be directed to the Secretary of the Fund at 333 South Hope Street, 55th Floor, Los Angeles, California, 90071, by calling (800) 421-4989, or by sending an email to EMGF_Shareholder_Relations@capgroup.com.

By order of the Board of Directors,

Laurie D. Neat
Secretary

September 12, 2011

Appendix A

The following table identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of its shares as of the opening of business on August 5, 2011.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class1
Alaska Permanent Fund Corporation 801 West 10th Street, Suite 302 Juneau, AK 99801-1878	133,909,623.854	7.927%
New York State Common Retirement Fund 3 Chase Metrotech Center, 5th Floor Brooklyn, NY 11245	129,913,207.311	7.690%
State Farm 1 State Farm Plaza Bloomington, IL 61710-0001	117,989,773.389	6.984%

1 The Fund only has one share class of securities.

The nominees for election and Directors and Officers of the Fund owned beneficially in aggregate less than 1% of the outstanding shares of such Fund.

Appendix B

This document serves as the Committee on Directors Charter of the Board of Directors of Emerging Markets Growth Fund, Inc. (the “Fund”).

Emerging Markets Growth Fund, Inc.
Amended and Restated Charter of the Committee on Directors
(as approved and adopted by the Fund’s
Board of Directors on March 4, 2004)

Composition and Term of Office

The Board of Directors (the “Board”) shall review and designate, at least every four years, three or more of its members who (i) are not affiliated with the Manager of the Fund, (ii) are not considered “interested persons” of the Fund under the Investment Company Act of 1940 and (iii) are otherwise independent (“Non-Affiliated Directors”), to serve on the Committee on Directors (“Committee”), as well as a Chairperson.1  To be considered independent, a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Fund, or be a former Officer or Director of the Manager of the Fund or any of its affiliates.  The Committee shall be comprised solely of Non-Affiliated Directors.  The Chairman of the Board shall be the ex-officio member of the Committee, and the Secretary of the Fund shall be the Secretary of the Committee.

Primary Responsibilities

The Committee shall have the following primary responsibilities:

1.
The Committee shall review performance and qualifications of each non-affiliated director approximately every four years.  The Committee shall review, periodically and at least every four years, the size and structure of the existing Board to assure that the proper skills and experience are represented in its membership.  In addition, the Committee will review attendance as an important criterion indicating interest and involvement in Board matters.  A director should attend at least 75% of meetings on a rolling four-year period.

2.
The Committee shall propose to the full Board its nominees for Board membership, based upon the recommendations of the Chairman and other Board members.  The Committee shall consider individuals that will maintain the international composition of the Board, bring emerging markets experience, and reflect different categories of shareholders.

3.	The Committee shall maintain a list of persons who may be potential directors.

4.	The Committee shall periodically review the compensation of directors in light of practices at similar funds and make recommendations to the Board.

5.
The Committee shall make recommendations to the Board with respect to which directors should serve on the various committees of the Board.  The Committee shall also make recommendations to the Board with respect to which members of the Audit Committee should be designated as “audit committee financial experts” as defined under the regulations adopted by the U.S. Securities and Exchange Commission.

6.	The Committee shall review potential conflicts of interest of prospective Board members.

7.	The Committee shall periodically review governance issues relevant to the Fund and shall propose action on matters of governance to the full Board.

8.
The Committee shall annually make a recommendation to the Board as to whether legal counsel to the Board qualifies as “independent legal counsel” within the meaning of certain exemptive rules under the Investment Company Act of 1940.

9.	The Committee shall review and consider shareholder proposals received by the Fund and shall recommend action to be taken regarding shareholder proposals.

10.	The Committee shall work with Fund management to ensure that Board members receive full and appropriate information upon which to base their decisions.

11.	The Committee shall perform such other functions, which from time to time may be designated by the Board.

1  In connection with the fulfillment of its duties and responsibilities, the Committee shall have due regard to the requirements of Maryland law and the Investment Company Act of 1940, as amended.  In particular, the Committee notes that the 1940 Act (1) requires generally, that all directors be elected by shareholders at an annual or special meeting, (2) permits vacancies to be filled between meetings of shareholders if at least 2/3 of the directors have been elected by shareholders, but (3) requires that a special shareholders meeting be called to elect directors if less than 50% of the directors have been elected by shareholders.

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Emerging Markets Growth FundSM	Proxy Tabulator PO Box 55046 Boston MA 02205-9918

Your Proxy Vote is Important!

Vote by Internet
Please go to the electronic voting site at www.eproxy.com/emgf.  Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Telephone
Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

      Vote by Mail
Complete, sign and date your proxy card and return it promptly in the enclosed envelope.

Proxy Tabulator
PO Box 55046
Boston MA 02205-9918

If Voting by Mail

Remember to sign and date form below.

Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.

PROXY CARD                                                                                                                                                                                        PROXY CARD
EMERGING MARKETS GROWTH FUND, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND
FOR THE MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 10, 2011

The undersigned hereby appoints Walter R. Burkley, Peter C. Kelly, Victor D. Kohn, Laurie D. Neat and Shaw B. Wagener, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the aforesaid Meeting of Shareholders to be held at 333 South Hope Street, Los Angeles, California, 90071 USA on Thursday, November 10, 2011 at 11:00 a.m. local time, on all matters coming before the said meeting.

Please mark, sign, date and return this proxy.  When properly completed, it will be voted exactly as you instruct.  If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposal.

Note: Please sign exactly as your name (s) appear on this card to authorize the voting of your shares as indicated.  Where shares are registered with joint owners, all joint owners should sign.  Persons signing as executors, administrators, trustees, etc. should so indicate.

Signature

Signature (if held jointly)

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

EMERGING MARKETS GROWTH FUND, INC.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: ■

1.	Election of Directors:
01	Walter G. Borst	08	Helmut Mader
02	Gary Bruebaker	09	Luis Freitas de Oliveira
03	Paul N. Eckley	10	William B. Robinson
04	Beverly L. Hamilton	11	John P. Rohal
05	Raymond Kanner	12	Aje K. Saigal
06	Victor D. Kohn	13	Shaw B. Wagener
07	L. Erik Lundberg	14	David H. Zellner

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
☐	☐	☐

*To withhold your vote for any individual nominee, mark  the "For All Except" box and  write the nominee's number on the line  provided below.

IMPORTANT
Shareholders can help the Fund avoid the necessity and expense of sending follow-up letters by promptly signing  and returning this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING